John Hancock Funds III

Supplement dated July 24, 2018 to the current Statement of Additional Information (the SAI)

John Hancock Disciplined Value Mid Cap Fund

The last paragraph under the heading “Compensation” presented in Appendix B of the SAI relating to Boston Partners Global Investors, Inc. is revised and restated in its entirety as follows:

Total revenues generated by any particular product affect the total available bonus pool for the analysts and Portfolio Managers associated with that product. The discretionary bonus assessment is done annually. In the case of John Hancock Disciplined Value Fund, product investment performance is based on the Fund’s 1-, 3-, and 5-year performance compared to its market benchmark, the Russell 1000 Value Index, and compared to its consultant peer group for large cap value. In the case of John Hancock Disciplined Value Mid Cap Fund, product investment performance is based on the Fund’s 1-, 3-, and 5-year performance compared to its market benchmark, the Russell Midcap Value Index, and a consultant peer group for midcap value. Returns are evaluated on a pre-tax basis.

You should read this Supplement in conjunction with the SAI and retain it for future reference.